Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2012 1st Quarter Report

February 29, 2012

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:
  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

March 25, 2012

Dear Fellow Stockholders,

The energy infrastructure sector achieved attractive returns in the first fiscal quarter ended Feb. 29, 2012, as distribution growth expectations accelerated and the broader markets rallied on an improved outlook. In this historically low interest rate environment, investors continue to search for yield, with MLPs providing an attractive solution.

The fiscal quarter highlighted how midstream MLPs can benefit from the steady and predictable nature of their underlying fundamentals. Unseasonably warm winter weather throughout the United States pushed natural gas prices to their lowest level in a decade; however, natural gas pipeline MLPs remained steady as a result of fee-based contracts utilizing reservation charges. Additionally, the upstream natural gas MLPs that we target utilize hedges that also serve to protect them from an extended period of low natural gas prices. While oil prices continued to rise due to political instability in Iran, refined product and crude oil pipeline MLPs benefited from an attractive tariff and relatively stable volumes.

Master Limited Partnership Sector Review

During our first fiscal quarter, the Tortoise MLP Total Return Index® (TMLPT) had a total return of 11.9 percent, outperforming the S&P 500 index total return of 10.1 percent during the same period. Pipeline MLPs were among the strongest performers in the fiscal quarter, as evidenced by the Tortoise Long-Haul Pipeline MLP Index’s total return of 13.9 percent.

The North American energy landscape continues to increase in size and scope. In addition to natural gas shales, shale oil is an increasingly significant opportunity as well. Notably, the International Strategy & Investment Group predicts that North America will lead non-OPEC countries in oil production increases during the five year period through 2016. We expect significant pipeline infrastructure will be needed to support the build-out associated with both natural gas and oil shale development.

Capital markets remain supportive as MLPs raised approximately $6.8 billion in equity and $8.9 billion in debt in the first fiscal quarter, including the launch of four new MLP initial public offerings. Substantial organic growth projects as well as $9.2 billion in acquisitions took hold, supporting our estimate of 6 percent to 8 percent distribution growth during fiscal year 2012.

Fund Performance Review

Our total assets increased from $208.0 million on Nov. 30, 2011, to $229.9 million as of the first fiscal quarter end, resulting primarily from market appreciation of our investments. Our market-based total return was 9.5 percent and our NAV-based total return was 9.2 percent (both including the reinvestment of distributions) for the first fiscal quarter.

Our performance was positively impacted by refined product and crude oil pipeline MLPs that benefited from higher throughput volumes and attractive tariff pricing. Natural gas pipeline MLPs and gathering/processing pipeline MLPs drove performance, especially from those companies involved in the transportation of natural gas liquids. Additionally, we completed two direct placement investments in Energy Transfer Equity, L.P. and Buckeye Partners, L.P., totaling approximately $3 million during the quarter.

We paid a distribution of $0.385 per common share ($1.54 annualized) to our stockholders on March 1, 2012, an increase of 0.7 percent quarter-over-quarter and an increase of 3.4 percent year-over-year. This distribution represented an annualized yield of 5.9 percent based on our fiscal quarter closing price of $25.94. Our distribution payout coverage (distributable cash flow divided by distributions) for the fiscal quarter was 105.9 percent. We will provide our expectations for tax characterization of TYN’s 2012 distributions later in the year. A final determination of the characterization will be made in January 2013.

We ended our first fiscal quarter with leverage at 13.2 percent of total assets, and with a weighted average maturity of 5.5 years, a weighted average cost of 2.4 percent, and over 80 percent at fixed rates. We continue to believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow across multiple interest rate environments.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 24, 2012 at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our web site at www.tortoiseadvisors.com.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)	2012 1st Quarter Report 1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2011				2012
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$2,666	$2,736	$2,876	$2,946	$3,069
Dividends paid in stock	404	364	339	272	201
Dividends from common stock	191	190	222	137	150
Interest and dividend income	48	46	—	—	—
Other income	22	60	—	286	—
Total from investments	3,331	3,396	3,437	3,641	3,420
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	459	498	483	472	535
Other operating expenses	128	129	126	114	134
	587	627	609	586	669
Distributable cash flow before leverage costs and current taxes	2,744	2,769	2,828	3,055	2,751
Leverage costs(2)	257	260	117	180	184
Current income tax expense	3	9	9	9	—
Distributable Cash Flow(3)	$2,484	$2,500	$2,702	$2,866	$2,567

Distributions paid on common stock	$2,345	$2,361	$2,392	$2,408	$2,424
Distributions paid on common stock per share	0.3725	0.3750	0.3800	0.3825	0.3850
Payout coverage ratio(4)	105.9%	105.9%	113.0%	119.0%	105.9%
Net realized gain, net of income taxes, for the period	636	7,040	851	5,162	1,500
Total assets, end of period	211,932	207,450	200,317	208,041	229,941
Average total assets during period(5)	202,187	211,556	205,974	203,054	219,892
Leverage(6)	24,700	26,500	26,100	31,300	30,300
Leverage as a percent of total assets	11.7%	12.8%	13.0%	15.0%	13.2%
Net unrealized appreciation, net of income taxes, end of period	67,646	58,667	53,928	54,362	67,223
Net assets, end of period	163,963	159,100	152,721	155,942	167,697
Average net assets during period(7)	158,748	162,099	155,864	152,909	163,463
Net asset value per common share	26.04	25.27	24.26	24.77	26.64
Market value per common share	25.50	24.41	23.19	24.05	25.94
Shares outstanding	6,295,750	6,295,750	6,295,750	6,295,750	6,295,750

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.68%	6.37%	6.62%	7.19%	6.26%
Operating expenses before leverage costs and current taxes	1.18%	1.18%	1.17%	1.16%	1.22%
Distributable cash flow before leverage costs and current taxes	5.50%	5.19%	5.45%	6.03%	5.04%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.35%	6.12%	6.88%	7.52%	6.32%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(4)	Distributable Cash Flow as a percentage of distributions paid.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2       Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp.’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including energy infrastructure, oil and gas exploitation and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $21.9 million during the 1st quarter primarily as a result of increased market values of our MLP investments. Average total assets for the quarter increased as compared to 4th quarter 2011, resulting in increased asset-based expenses. Distribution increases from our MLP investments were in-line with our expectations. Total leverage as a percent of total assets decreased slightly during the quarter and we increased our quarterly distribution to $0.385 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow, realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Realized gains, expected tax benefits and deferred taxes are not included in our DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, other leverage expenses, and current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

2012 1st Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 1st quarter 2012 was approximately $3.4 million. This represents a 1.9 percent increase as compared to 4th quarter 2011 after removing the effects of the non-recurring other income received in the prior quarter, and an increase of approximately 2.7 percent as compared to 1st quarter 2011. These changes reflect increases in per share distribution rates on our MLP investments, offset by the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.23 percent of average total assets for the 1st quarter 2012 as compared to 1.18 percent for the 1st quarter 2011 and 1.16 percent for the 4th quarter 2011. These changes are primarily the result of a change in fee waivers as outlined below.

Advisory fees for the 1st quarter 2012 increased 13.8 percent from 4th quarter 2011 as a result of increased average managed assets for the quarter as discussed above and the reduction of the fee waiver during 1st quarter 2012. While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.10 percent of average managed assets through December 31, 2010 and an amount equal to 0.05 percent of average managed assets for the period from January 1, 2011 through December 31, 2011. Other operating expenses increased approximately $20,000 as compared to 4th quarter 2011, primarily as a result of increased professional fees.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

Total leverage costs for DCF purposes were approximately $184,000 for the 1st quarter 2012 compared to $180,000 for the 4th quarter 2011. Our average annualized total cost of leverage, including interest rate swaps, was 2.36 percent as of February 29, 2012.

As indicated in Note 9 of our Notes to Financial Statements, we have entered into $25 million notional amount of interest rate swap contracts with The Bank of Nova Scotia in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TYN has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYN the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYN pays The Bank of Nova Scotia the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.70 percent and weighted average remaining maturity of approximately 6.5 years at February 29, 2012. This swap arrangement effectively fixes the cost of approximately 83 percent of our outstanding leverage as of February 29, 2012 over the remaining swap period.

Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2012, our DCF was approximately $2.6 million, a decrease of 10.4 percent as compared to 4th quarter 2011. The change is the net result of changes to distributions and expenses as outlined above, including non-recurring income of $286,000 that occurred in 4th quarter 2011. We declared a distribution of $2.4 million, or $0.385 per share, during the quarter. This is an increase of 3.4 percent as compared to the per share distribution paid for 1st quarter 2011 and a 0.7 percent increase compared to 4th quarter 2011.

Beginning with this 1st quarter 2012 report, we now disclose our earned DCF as a payout coverage ratio of distributions declared (DCF divided by distributions paid on common stock). This presentation is the inverse of our previous metric of DCF payout percentage (distributions paid divided by DCF). Our payout coverage ratio was 105.9 percent for 1st quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A payout coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for the 1st quarter 2012 (in thousands):

1st Qtr 2012
Net Investment Loss, before Income Taxes	$(290)
Adjustments to reconcile to DCF:
Dividends paid in stock	201
Distributions characterized as return of capital	2,746
Interest rate swap expenses	(90)
DCF	$2,567

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Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $230 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 1st quarter 2012, total assets increased by approximately $21.9 million. This change was primarily the result of a $20.5 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net purchases during the quarter of $1.3 million.

Total leverage outstanding at February 29, 2012 was $30.3 million, a decrease of $1.0 million as compared to November 30, 2011. On an adjusted basis to reflect payment of our 1st quarter 2012 distribution, the increase is approximately $1.4 million. These additional leverage proceeds, along with the sale of other portfolio securities, were used to fund two direct placements totaling $3.4 million during the quarter. Total leverage represented 13.2 percent of total assets at February 29, 2012, a decrease from 15.0 percent of total assets at November 30, 2011 and an increase from 11.7 percent of total assets at February 28, 2011. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to preferred shares (if any) and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2011 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2011 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 29, 2012, our investments are valued at $229.8 million, with an adjusted cost of $141.6 million. The $88.2 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At February 29, 2012, the balance sheet reflects a net deferred tax liability of approximately $28.3 million or $4.50 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

As of November 30, 2011, we had approximately $15 million in capital loss carryforwards and $11 million in net operating losses. To the extent we have taxable income that is not offset by either capital loss carryforwards or net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2012 1st Quarter Report       5

SCHEDULE OF INVESTMENTS February 29, 2012
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 132.7%(1)

Crude/Refined Products Pipelines — 44.0%(1)
United States — 44.0%(1)
Buckeye Partners, L.P.(2)	195,713	$11,703,637
Enbridge Energy Partners, L.P.(2)	282,519	9,195,994
Holly Energy Partners, L.P.(2)	79,900	4,892,277
Kinder Morgan Management, LLC(2)(3)	139,237	11,162,659
Magellan Midstream Partners, L.P.(2)	161,200	11,795,004
NuStar Energy L.P.(2)	73,056	4,441,805
Oiltanking Partners, L.P.	24,900	806,760
Plains All American Pipeline, L.P.(2)	136,700	11,305,090
Sunoco Logistics Partners L.P.(2)	189,300	7,392,165
Tesoro Logistics LP(2)	30,700	1,120,550
		73,815,941

Natural Gas/Natural Gas Liquids Pipelines — 50.7%(1)
United States — 50.7%(1)
Boardwalk Pipeline Partners, LP(2)	151,612	4,119,298
El Paso Pipeline Partners, L.P.(2)	386,510	14,173,322
Energy Transfer Equity, L.P.(2)	131,959	5,738,897
Energy Transfer Partners, L.P.(2)	177,840	8,429,616
Enterprise Products Partners L.P.(2)(4)	309,650	16,064,642
Inergy Midstream, L.P.	54,100	1,146,379
ONEOK Partners, L.P.(2)	156,200	9,090,840
PAA Natural Gas Storage, L.P.	8,700	167,040
Regency Energy Partners LP(2)	412,000	10,918,000
Spectra Energy Partners, LP(2)	102,300	3,374,877
TC PipeLines, LP(2)	74,400	3,455,136
Williams Partners L.P.(2)	134,100	8,342,361
		85,020,408

Natural Gas Gathering/Processing — 17.5%(1)
United States — 17.5%(1)
Chesapeake Midstream Partners, L.P.(2)	96,800	2,764,608
Copano Energy, L.L.C.(2)	152,916	5,685,417
Crestwood Midstream Partners, LP(3)	87,257	2,516,492
DCP Midstream Partners, LP(2)	51,500	2,508,050
MarkWest Energy Partners, L.P.(2)	113,900	6,812,359
Targa Resources Partners LP(2)	130,155	5,538,095
Western Gas Partners LP(2)	77,300	3,539,567
		29,364,588

Oil and Gas Production — 18.3%(1)
United States — 18.3%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,417,279
EV Energy Partners, L.P.(2)	121,600	8,650,624
Legacy Reserves, LP(2)	126,600	3,653,676
Linn Energy, LLC(2)	229,397	8,751,496
Pioneer Southwest Energy Partners L.P.(2)	150,900	4,107,498
Vanguard Natural Resources, LLC(2)	78,000	2,148,120
		30,728,693

Propane Distribution — 0.9%(1)
United States — 0.9%(1)
Inergy, L.P.(2)	86,790	1,515,353

Marine Transportation — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.(2)	53,500	2,097,200
Total Master Limited Partnerships and
Related Companies (Cost $135,879,340)		222,542,183

Common Stock — 4.1%(1)

Marine Transportation — 4.1%(1)
Republic of the Marshall Islands — 4.1%(1)
Navios Maritime Partners L.P.	196,100	3,143,483
Teekay Offshore Partners L.P.(2)	127,175	3,737,673
Total Common Stock (Cost $5,311,557)		6,881,156

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.21%(5) (Cost $372,177)	372,177	372,177

Total Investments — 137.0%(1)
(Cost $141,563,074)		229,795,516
Interest Rate Swap Contracts — (0.4%)(1)
$25,000,000 notional — Unrealized Depreciation(6)		(698,209)
Other Assets and Liabilities — (36.6%)(1)		(61,400,711)

Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$167,696,596

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 8 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $698,209.
(5)	Rate reported is the current yield as of February 29, 2012.
(6)	See Note 9 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6       Tortoise North American Energy Corp.

Statement of Assets & Liabilities February 29, 2012
(Unaudited)

Assets
Investments at fair value (cost $141,563,074)	$229,795,516
Receivable for investments sold	66,954
Prepaid expenses and other assets	107,751
Total assets	229,970,221

Liabilities
Cash overdraft	29,628
Payable to Adviser	365,495
Distributions payable to common stockholders	2,423,864
Accrued expenses and other liabilities	151,201
Unrealized depreciation of interest rate swap contracts	698,209
Deferred tax liability	28,305,228
Short-term borrowings	30,300,000
Total liabilities	62,273,625
Net assets applicable to common stockholders	$167,696,596

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,295,750 shares issued and
outstanding (100,000,000 shares authorized)	$6,296
Additional paid-in capital	104,338,070
Accumulated net investment loss, net of income taxes	(761,632)
Accumulated net realized loss, net of income taxes	(3,109,081)
Net unrealized appreciation of investments and
interest rate swap contracts, net of income taxes	67,222,943
Net assets applicable to common stockholders	$167,696,596

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$26.64

Statement of Operations
Period from December 1, 2011 through February 29, 2012
(Unaudited)

Investment Income
Distributions from master limited partnerships	$3,068,797
Less return of capital on distributions	(2,745,488)
Net distributions from master limited partnerships	323,309
Dividend income	149,871
Dividends from money market mutual funds	81
Total Investment Income	473,261
Operating Expenses
Advisory fees	543,970
Professional fees	47,207
Administrator fees	21,759
Directors’ fees	16,819
Stockholder communication expenses	14,036
Fund accounting fees	9,520
Registration fees	6,145
Stock transfer agent fees	3,084
Custodian fees and expenses	2,999
Other operating expenses	12,654
Total Operating Expenses	678,193
Leverage Expenses
Interest expense	94,072
Total Expenses	772,265
Less expense reimbursement by Adviser	(8,924)
Net Expenses	763,341
Net Investment Loss, before Income Taxes	(290,080)
Deferred tax benefit	107,881
Net Investment Loss	(182,199)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	2,479,376
Net realized loss on interest rate swap settlements	(91,176)
Net realized gain, before income taxes	2,388,200
Deferred tax expense	(888,172)
Net realized gain on investments
and interest rate swaps	1,500,028
Net unrealized appreciation of investments	20,773,667
Net unrealized depreciation of interest rate swap contracts	(297,643)
Net unrealized appreciation, before income taxes	20,476,024
Deferred tax expense	(7,615,033)
Net unrealized appreciation of investments
and interest rate swap contracts	12,860,991
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	14,361,019
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$14,178,820

See accompanying Notes to Financial Statements.

2011 1st Quarter Report       7

Statement of Changes in Net Assets

	Period from
	December 1, 2011
	through	Year Ended
	February 29, 2012	November 30, 2011
	(Unaudited)
Operations
Net investment loss	$(182,199)	$(745,435)
Net realized gain on investments and interest rate swaps	1,500,028	13,688,777
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	12,860,991	(1,784,521)
Net increase in net assets applicable to common stockholders resulting from operations	14,178,820	11,158,821
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(2,423,864)	(9,506,583)
Total distributions to common stockholders	(2,423,864)	(9,506,583)
Total increase in net assets applicable to common stockholders	11,754,956	1,652,238
Net Assets
Beginning of period	155,941,640	154,289,402
End of period	$167,696,596	$155,941,640
Accumulated net investment loss, net of income taxes, end of period	$(761,632)	$(579,433)

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

Statement of Cash Flows Period from December 1, 2011 through February 29, 2012
(Unaudited)

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$3,068,797
Interest and dividend income received	149,956
Purchases of long-term investments	(11,950,764)
Proceeds from sales of long-term investments	10,694,609
Purchases of short-term investments, net	(195,858)
Payments for interest rate swap contracts, net	(91,176)
Interest expense paid	(94,079)
Income taxes paid	(7,267)
Operating expenses paid	(633,218)
Net cash provided by operating activities	941,000
Cash Flows from Financing Activities
Advances from margin loan facility	4,200,000
Repayments on margin loan facility	(5,200,000)
Net cash used in financing activities	(1,000,000)
Net change in cash	(59,000)
Cash — beginning of period	29,372
Cash — end of period	$(29,628)
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$14,178,820
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(11,950,764)
Proceeds from sales of long-term investments	10,666,556
Purchases of short-term investments, net	(195,858)
Payments for interest rate swap contracts, net	(91,176)
Return of capital on distributions received	2,745,488
Deferred tax expense	8,395,324
Net unrealized appreciation of investments and
interest rate swap contracts	(20,476,024)
Net realized gain on investments and
interest rate swap contracts	(2,388,200)
Changes in operating assets and liabilities:
Decrease in receivable for investments sold	28,053
Increase in prepaid expenses and other assets	(15,435)
Increase in payable to Adviser, net of
expense reimbursement	44,861
Decrease in accrued expenses and other liabilities	(645)
Total adjustments	(13,237,820)
Net cash provided by operating activities	$941,000

See accompanying Notes to Financial Statements.

2012 1st Quarter Report       9

Financial Highlights

	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$24.77	$24.51	$20.22	$10.78	$27.25	$23.70
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.03)	(0.12)	(0.09)	0.25	0.43	0.72
Net realized and unrealized gain (loss) on investments and
interest rate swaps contracts(2)	2.29	1.89	5.86	10.67	(15.14)	4.47
Total income (loss) from investment operations	2.26	1.77	5.77	10.92	(14.71)	5.19
Distributions to Preferred Stockholders
Net investment income	—	—	—	—	—	(0.12)
Net realized gain	—	—	—	—	—	(0.07)
Return of capital	—	—	—	—	(0.17)	—
Total distributions to preferred stockholders	—	—	—	—	(0.17)	(0.19)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	(0.90)
Net realized gain	—	—	—	—	(0.10)	(0.55)
Return of capital	(0.39)	(1.51)	(1.48)	(1.48)	(1.49)	—
Total distributions to common stockholders	(0.39)	(1.51)	(1.48)	(1.48)	(1.59)	(1.45)
Net Asset Value, end of period	$26.64	$24.77	$24.51	$20.22	$10.78	$27.25
Per common share market value, end of period	$25.94	$24.05	$24.44	$19.49	$9.25	$23.10
Total Investment Return Based on
Market Value(3)	9.49%	4.77%	33.62%	131.66%	(55.98)%	9.28%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$167,697	$155,942	$154,289	$126,609	$49,716	$125,702
Average net assets (000’s)	$163,463	$157,410	$141,986	$80,041	$113,045	$125,379
Ratio of Expenses to Average Net Assets(4)
Advisory fees	1.34%	1.28%	1.19%	1.13%	1.50%	1.45%
Other expenses	0.33	0.32	0.38	1.01	0.48	0.40
Expense reimbursement	(0.02)	(0.07)	(0.12)	(0.12)	(0.23)	(0.29)
Subtotal	1.65	1.53	1.45	2.02	1.75	1.56
Leverage expenses(5)	0.23	0.47	0.75	1.17	3.71	2.01
Income tax expense (benefit)(6)	20.65	4.30	13.10	(4.70)	0.06	0.02
Total expenses	22.53%	6.30%	15.30%	(1.51)%	5.52%	3.59%

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

Financial Highlights (Continued)

	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Ratio of net investment income (loss) to average net assets
before expense reimbursement(4)(5)	(0.47)%	(0.54)%	(0.50)%	1.82%	1.51%	2.37%
Ratio of net investment income (loss) to average net assets
after expense reimbursement(4)(5)	(0.45)%	(0.47)%	(0.38)%	1.94%	1.74%	2.66%
Portfolio turnover rate	4.87%	27.34%	27.89%	41.90%	36.69%	16.06%
Short-term borrowings, end of period (000’s)	$30,300	$31,300	$10,400	$5,900	—	$9,600
Long-term debt obligations, end of period (000’s)	—	—	$15,000	$15,000	$15,000	$40,000
Preferred stock, end of period (000’s)	—	—	—	—	$10,000	$15,000
Per common share amount of long-term debt obligations
outstanding, end of period	—	—	$2.38	$2.40	$3.25	$8.67
Per common share amount of net assets, excluding long-term
debt obligations, end of period	$26.64	$24.77	$26.89	$22.61	$14.03	$35.92
Asset coverage, per $1,000 of principal amount of long-term
debt obligations and short-term borrowings(7)	$6,535	$5,982	$7,074	$7,058	$4,981	$3,837
Asset coverage ratio of long-term debt obligations
and short-term borrowings(7)	653%	598%	707%	706%	498%	384%
Asset coverage, per $25,000 liquidation value per share
of preferred stock(8)	—	—	—	—	$74,716	$73,646
Asset coverage ratio of preferred stock(8)	—	—	—	—	299%	295%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2010, 2009, 2008, and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2F to the financial statements for further disclosure.
(3)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Annualized for periods less than one full year.
(5)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(6)	For the period from December 1, 2011 through February 29, 2012 and the years ended November 30, 2011 and 2010, the Company accrued $8,395,324, $6,732,194 and $18,559,864, respectively, in net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 in net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation. The Company accrued $44,786, $39,097, $(28,837), $68,509 and $22,447 for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, for current and foreign tax (benefit) expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2012 1st Quarter Report       11

Notes to Financial Statements (Unaudited) February 29, 2012

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

E. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 to February 29, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 11 percent as investment income and approximately 89 percent return of capital.

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their

12      Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2011 and the period ended February 29, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions for the year ended November 30, 2011 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2012.

G. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

H. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

I. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

J. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments, but currently does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.05 percent of the Company’s average monthly Managed Assets from January 1, 2011 through December 31, 2011.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

2012 1st Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 29, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$5,852,103
Capital loss carryforwards	4,969,931
Alternative minimum tax credit	30,000
Organization costs	45,649
State of Kansas credit	4,055
10,901,738
Deferred tax liabilities:
Basis reduction of investment in MLPs	6,642,622
Net unrealized gains on investment securities	32,564,344
39,206,966
Total net deferred tax liability	$28,305,228

At February 29, 2012, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 29, 2012, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2006 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and net realized and unrealized gains on investments for the period ended February 29, 2012, as follows:

Application of statutory income tax rate	$7,675,209
State income taxes, net of federal tax benefit	720,115
Total income tax expense	$8,395,324

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2011 through February 29, 2012, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $7,675,209 and $720,115, respectively.

The Company acquired all of the net assets of Tortoise Gas and Oil Corporation (“TGO”) on September 14, 2009 in a tax-free reorganization under Section 368(a)(1) (C) of the Internal Revenue Code. As of November 30, 2011, the Company had a net operating loss for federal income tax purposes of approximately $10,989,000. This includes a net operating loss of $7,935,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,677,000, $5,258,000, $807,000 and $2,247,000 in the years ending November 30, 2027, 2028, 2029 and 2030, respectively. Utilization of the net operating loss from TGO is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of November 30, 2011, the Company had a capital loss carryforward of approximately $15,000,000 which may be carried forward for 5 years. This amount includes a capital loss of $2,700,000 from TGO. If not utilized, the capital loss will expire as follows: $1,500,000, $5,500,000 and $8,000,000 in the years ending November 30, 2012, 2013 and 2014, respectively. The amount of deferred tax asset for these items at February 29, 2012 also includes amounts for the period from December 1, 2011 through February 29, 2012. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2011, an alternative minimum tax credit of $30,000 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of February 29, 2012, the aggregate cost of securities for federal income tax purposes was $123,701,762. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $106,098,079, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,325 and the net unrealized appreciation was $106,093,754.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 29, 2012. These assets are measured on a recurring basis.

	Fair Value at
Description	February 29, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$6,881,156	$6,881,156	$—	$—
Master Limited Partnerships
and Related Companies(a)	222,542,183	222,542,183	—	—
Total Equity Securities	229,423,339	229,423,339	—	—
Other:
Short-Term Investment(b)	372,177	372,177	—	—
Total Assets	$229,795,516	$229,795,516	$—	$—

Liabilities
Interest Rate Swap Contracts	$698,209	$—	$698,209	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 29, 2012.

14       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. For the period from December 1, 2011 through February 29, 2012, Teekay Offshore Partners, L.P. common units in the amount of $1,371,505 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available. There were no other transfers between levels.

7. Investment Transactions

For the period from December 1, 2011 through February 29, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $11,950,764 and $10,666,556 (excluding short-term debt securities), respectively.

8. Credit Facility

On June 15, 2011, the Company entered into a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period from December 1, 2011 through February 29, 2012 was approximately $31,200,000 and 1.12 percent, respectively. At February 29, 2012, the principal balance outstanding was $30,300,000 at an interest rate of 1.09 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 29, 2012, the Company was in compliance with the terms of the margin loan facility.

9. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment, in addition to redeeming all or some of the debt. Details of the interest rate swap contracts outstanding as of February 29, 2012, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by the	Received by	Liability
Counterparty	Date	Amount	Company	the Company	Derivatives
The Bank of Nova Scotia	09/02/2014	$5,000,000	0.654%	1-month U.S. Dollar LIBOR	$(25,683)
The Bank of Nova Scotia	09/02/2016	5,000,000	1.258%	1-month U.S. Dollar LIBOR	(86,523)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(143,517)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(442,486)
		$25,000,000			$(698,209)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The change in unrealized depreciation of interest rate swap contracts in the amount of $297,643 is included in the Statement of Operations for the period ended February 29, 2012. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $91,176 are recorded as realized losses for the period ended February 29, 2012. The total notional amount of all open swap agreements at February 29, 2012 is indicative of the volume of this derivative type for the period ended February 29, 2012.

10. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,295,750 shares outstanding at February 29, 2012 and November 30, 2011.

11. Subsequent Events

On March 1, 2012, the Company paid a distribution in the amount of $0.385 per common share, for a total of $2,423,864. Of this total, the dividend reinvestment amounted to $146,242.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2012 1st Quarter Report       15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 29, 2012, the aggregate compensation paid by the Company to the independent directors was $17,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,683	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$339
Tortoise Energy Capital Corp.		Midstream Equity	$863	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$217
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,667
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$224

(1)	As of 3/31/12

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.